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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Timothy J. Schmitt and Graham
M. Clark, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute any and all instruments which they and each of them may deem necessary or advisable to enable Newmont Mining Corporation (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to, and including, the number of shares of Common Stock of the Company that is the maximum number of shares issuable upon conversion of all outstanding shares of the Company's $5.50 Convertible Preferred Stock, $5.00 par value per share, including power and authority to sign his name in any and all capacities (including his capacity as a Director and/or Officer of the Company) to a Registration Statement on Form S-3 or such other form as may be appropriate, and to any and all amendments, including post-effective amendments, to such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 13th day of November, 1995.


Signature                                            Title
---------                                            -----


/s/ Rudolph I.J. Agnew                               Director
---------------------------------
   Rudolph I.J. Agnew


/s/ J.P. Bolduc                                      Director
---------------------------------
   J.P. Bolduc


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/s/ Ronald C. Cambre                              Chairman, President and
---------------------------------                 Chief Executive Officer
   Ronald C. Cambre                               and Director
                                                  (Principal Executive Officer)


/s/ Joseph P. Flannery                            Director
---------------------------------
   Joseph P. Flannery


/s/ Thomas A. Holmes                              Director
---------------------------------
   Thomas A. Holmes


/s/ Robin A. Plumbridge                           Director
---------------------------------
   Robin A. Plumbridge


/s/ Moeen A. Qureshi                              Director
---------------------------------
   Moeen A. Qureshi


/s/ Michael K. Reilly                             Director
---------------------------------
   Michael K. Reilly


/s/ William I.M. Turner, Jr.                      Director
---------------------------------
   William I.M. Turner, Jr.


/s/ Wayne W. Murdy                                Senior Vice President
---------------------------------                 and Chief Financial Officer
   Wayne W. Murdy                                 (Principal Financial Officer)



/s/ Gary E. Farmar                                Vice President and Controller
---------------------------------                 (Principal Accounting
   Gary E. Farmar                                 Officer)



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